Prospectus Supplement	February 14, 2019

Putnam Europe Equity Fund
Prospectus dated October 30, 2018

Effective February 28, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

Portfolio manager

Vivek Gandhi, Portfolio Manager, portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

Effective February 28, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio manager. The officer of Putnam Management identified below is primarily responsible for the day-to-day management of the fund’s portfolio.

Joined
Portfolio manager	fund	Employer	Positions over past five years
Vivek Gandhi	2018	Putnam Investments	Portfolio Manager
		Limited	Previously, Assistant Portfolio
		1999 - Present	Manager, Analyst

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

316002 2/19